Exhibit 10.2

GUARANTY AND SURETYSHIP AGREEMENT

IN CONSIDERATION of credit granted or to be granted by PNC Bank, National Association (“PNC Bank”) and various other financial institutions from time to time (PNC Bank and such other financial institutions are each a “Lender” and collectively, the “Lenders”) pursuant to that certain Credit Agreement, dated October 13, 2010, by and among Mine Safety Appliances Company, a Pennsylvania corporation (the “Debtor”), the Guarantors (as defined in the Credit Agreement) party thereto, the Lenders and PNC Bank, as administrative agent for the Lenders (PNC Bank, in such capacity, the “Agent”) (as amended, modified, supplemented or restated from time to time, the “Credit Agreement”), intending to be legally bound hereby, and to induce the Lenders to maintain or extend credit to the Debtor, MSA International, Inc., a Delaware corporation (the “Guarantor”), effective the 18th day of November, 2011 (the “Effective Date”), hereby jointly and severally with each of the other Guarantors (as defined in the Credit Agreement):

1. Becomes an absolute and unconditional guarantor and surety as though it were a primary obligor to the Agent and the Lenders, their respective successors, endorsees and assigns, for (i) the prompt payment and performance when due (whether at maturity, by declaration, acceleration or otherwise) of all existing and future liabilities and obligations (including, without limitation, the Obligations (as defined in the Credit Agreement)) of the Debtor to the Agent and the Lenders including, without limitation, all extensions, modifications, renewals thereof and substitutions therefor, whether absolute or contingent, direct or indirect, matured or unmatured, sole, joint or several, of any nature whatsoever, without regard to the validity, enforceability or regularity thereof including, without limitation, continuing interest thereon in accordance with the terms thereof and all expenses (including any legal expenses) incurred by the Agent or any Lender in enforcing any rights with regard to or collecting against the Guarantor under this Guaranty and Suretyship Agreement (this “Agreement”) and (ii) the due and punctual performance of and/or compliance with all of the terms, conditions and covenants contained in each of the Credit Agreement, the Notes (as defined in the Credit Agreement) and the other Loan Documents (as defined in the Credit Agreement) to be performed or complied with by the Debtor and the accuracy of the Debtor’s representations and warranties contained in each of the Loan Documents (hereinafter collectively referred to as the “Debtor Liabilities”), whether or not such Debtor Liabilities or any portion thereof shall hereafter be released or discharged or is for any reason invalid or unenforceable (capitalized terms used in this Agreement that are defined in the Credit Agreement shall have the meanings assigned to them therein unless otherwise defined in this Agreement); and

2. Assents to all agreements made or to be made between the Agent or any Lender and any other Person(s) liable, either absolutely or contingently, on any of the Debtor Liabilities, including any and all such agreements made by the Debtor and any co-maker, endorser, pledgor, surety or guarantor (any such Person being hereinafter referred to as an “Obligor”), and further agrees that the Guarantor’s liability hereunder shall not be reduced or diminished by such agreements in any way; and

3. Consents and agrees that its obligations and liabilities hereunder shall in no way be reduced, limited, waived or released if any other Person or Persons is presently or in the future becomes a surety or guarantor in regard to the Debtor Liabilities or any other liabilities among the Debtor, the Agent and the Lenders; and

4. Consents that the Agent and the Lenders may, at their option, without in any way affecting the Guarantor’s liability hereunder: (i) exchange, surrender or release any or all collateral security or any endorsement, guaranty or surety held by the Agent or the Lenders for any of the Debtor Liabilities; (ii) renew, extend, modify, supplement, amend, release, alter or compromise the terms of any or all of the Debtor Liabilities; and (iii) waive or fail to perfect the Agent’s and the Lenders’ rights or remedies against the Debtor or the collateral security for any of the Debtor Liabilities; and

5. Warrants that the address specified on the signature page hereof, immediately below the Guarantor’s name, is the Guarantor’s true and correct address, and agrees to notify the Agent, in the manner hereinafter specified, within three (3) days after any change in the Guarantor’s address.

CONTINUING GUARANTOR. This Agreement shall be a continuing one and shall continue in full force and effect until (subject to the terms and conditions of the Section of this Agreement entitled Bankruptcy of the Debtor), all Debtor Liabilities and all other amounts payable under the Loan Documents have been paid and performed in full, and all Commitments have terminated. Without limiting the generality of the foregoing, the Guarantor hereby irrevocably waives any right to terminate or revoke this Agreement.

EXTENT OF GUARANTOR’S LIABILITY. This Agreement shall be and is intended to be an absolute and unconditional guaranty and suretyship for the aggregate of the Debtor Liabilities including, but not limited to, the Indebtedness evidenced by the Notes. The Agent may apply any payment received on account of the Debtor Liabilities in such order as the Lenders, in their sole discretion, may elect. The obligations of the Guarantor under this Agreement, when construed collectively with the obligations of (i) General Monitors, Inc., a Nevada corporation (f/k/a Fifty Acquisition Corp., a Nevada corporation) (“GMI”) under the Guaranty and Suretyship Agreement, dated October 13, 2010, made by GMI to the Agent for the benefit of the Lenders, (ii) General Monitors Transnational, LLC, a Nevada limited liability company (“GMT”) under the Guaranty and Suretyship Agreement, dated October 13, 2010, made by GMT to the Agent for the benefit of the Lenders and (iii) any other Person that becomes a Guarantor in accordance with the terms of the Credit Agreement are intended to be the joint and several obligations of the Guarantor, GMI, GMT and such other Persons that become Guarantors under the Credit Agreement, and this Agreement, when construed in connection with such other Guaranty Agreements is intended to be an absolute and unconditional guaranty and suretyship for the aggregate of the Debtor Liabilities subject to the limitation of the Guarantor’s total liability hereunder set forth below.

Subject to the remainder of this Section [Extent of Guarantor’s Liability], but otherwise notwithstanding anything to the contrary contained in this Agreement, the maximum liability of the Guarantor under this Agreement shall not exceed the sum of (i) that portion of the Debtor Liabilities, the proceeds of which are used by the Debtor to make Valuable Transfers (as hereinafter defined) to the Guarantor, plus (ii) ninety-five percent (95%) of the Adjusted Net

Worth (as hereinafter defined), but only to the extent that Adjusted Net Worth is a positive number, of the Guarantor at the date of this Agreement. For purposes of this Section [Extent of Guarantor’s Liability]:

“Adjusted Net Worth” shall mean, as of any date of determination thereof, the excess of (i) the amount of the fair saleable value of the assets of the Guarantor as of the date of such determination, determined in accordance with applicable federal and state Laws governing determinations of insolvency of debtors, over (ii) the amount of all liabilities of the Guarantor, contingent or otherwise, as of the date of such determination, determined on the basis provided in the preceding clause (i), in all events prior to giving effect to Valuable Transfers.

“Valuable Transfers” shall mean (a) all loans, advances, other credit accommodations, or capital contributions made to the Guarantor with proceeds of the Loans, (b) the amount of Letter of Credit Obligations with respect to Letters of Credit issued to support the obligations or Indebtedness of the Guarantor, (c) all debt securities or other obligations or Indebtedness of the Guarantor acquired from the Guarantor or retired, redeemed, purchased or acquired by the Guarantor with proceeds of any Loans or any Letters of Credit issued to support the obligations or Indebtedness of the Guarantor, (d) all equity securities of the Guarantor acquired from the Guarantor with the proceeds of any Loans or of any drawings on Letters of Credit issued to support the obligations of the Guarantor, (e) the fair market value of all property acquired with proceeds of the Loans or of any drawings on Letters of Credit issued to support the obligations or Indebtedness of the Guarantor and transferred to the Guarantor, (f) the interest on and the fees in respect of the Loans, the proceeds of which are used to make such a Valuable Transfer, and (g) the value of any quantifiable economic benefits not included in clauses (a) through (f) above, but includable in accordance with applicable federal and state Laws governing determinations of the insolvency of debtors, accruing to the Guarantor as a result of the Loans or the Letter of Credit Obligations.

The Guarantor agrees that the Debtor Liabilities may at any time and from time to time exceed the maximum liability of the Guarantor hereunder without impairing this Agreement or affecting the rights and remedies of the Agent and the Lenders hereunder. No payment or payments made by the Debtor, the Guarantor or any other Person or received or collected by the Agent or any Lender from the Debtor, the Guarantor, GMI, GMT or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Debtor Liabilities shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor under this Agreement, and the Guarantor shall, notwithstanding any such payment or payments (other than payments made to the Agent or any Lender by the Guarantor or payments received or collected by the Agent or any Lender from the Guarantor), remain liable for the Debtor Liabilities up to the maximum liability amount of the Guarantor set forth in this Section [Extent of Guarantor’s Liability] until the Debtor Liabilities are indefeasibly paid in full in cash, each Lender’s obligations to make Loans and all of the Loans is terminated according to the terms of the Credit Agreement, all Letters of Credit have either expired or have been cancelled and all Lender Provided Interest Rate Hedges have either expired or have been terminated; provided, however, that, anything herein to the contrary notwithstanding, in no event shall the Guarantor’s liability under this Section [Extent of Guarantor’s Liability] exceed the maximum amount that, after giving effect to the incurring of the obligations hereunder and to any rights to contribution of the Guarantor from the Debtors and other Affiliates of the Debtors, would not render the Agent’s and the Lenders’ right to payment hereunder void, voidable or avoidable under any applicable fraudulent transfer law; and further provided that if a greater amount of the Debtor Liabilities than the maximum liability set forth in this Section [Extent of Guarantor’s Liability] could be repaid by the Guarantor as a result of an increase in the Guarantor’s Adjusted Net Worth subsequent to the date of this Agreement, without rendering the Agent’s and the Lenders’ right to payment hereunder void, voidable or avoidable under any applicable fraudulent transfer law, then the amount of the Guarantor’s maximum liability calculated in the first sentence of this Section [Extent of Guarantor’s Liability] shall be calculated based upon the Guarantor’s Adjusted Net Worth on such later date, rather than the date of execution of this Agreement.

UNCONDITIONAL LIABILITY. The Guarantor’s liability hereunder is absolute and unconditional and shall not be reduced, limited, waived, or released in any way by reason of: (i) any failure of the Agent or any Lender to obtain, retain, preserve, perfect or enforce any rights against any Person (including without limitation, any Obligor) or in any property securing any or all of the Debtor Liabilities; (ii) the invalidity or irregularity of any such rights that the Agent and the Lenders may attempt to obtain; (iii) any delay in enforcing or any failure to enforce such rights, even if such rights are thereby lost; (iv) any delay in making demand on any Obligor for payment or performance of any or all of the Debtor Liabilities; or (v) from time to time, the payment in full and subsequent incurring of any Debtor Liabilities.

RIGHT OF SET-OFF. As security for the prompt payment when due on the liabilities of the Guarantor hereunder, the Guarantor hereby grants to the Agent and the Lenders a lien and security interest in all property of the Guarantor now or at any later time in the Agent’s or any Lender’s possession in any capacity including, but not limited to, any balance or share of any deposit account, or otherwise, now or hereafter owed by the Agent or any Lender from time to time to the Guarantor in any regard or in any capacity, and whether or not then due. Such lien and security interest shall be independent of any right of setoff that the Agent and the Lenders may have. If any liability of the Guarantor hereunder is not paid to the Agent when due, the Agent and the Lenders may forthwith: (i) set-off against the liabilities of the Guarantor hereunder all moneys owed by the Agent or any Lender to the Guarantor in any capacity, whether or not then due, and whether provisionally or finally credited upon the Agent’s and the Lenders’ books and records; and (ii) sell all or any part of any such property held as collateral on or at the option of the Agent and the Lenders, at any time or times without advertisement, demand or notice to the Guarantor (any and all of which are hereby waived), except such notice, if any, as may be required by Law and cannot be waived, with the right on the part of the Agent and the Lenders or their respective nominees to become the purchasers thereof at any such sale, free of any equity of redemption and of all other claims.

WAIVER. The Guarantor hereby waives all notice with respect to the present existence or future incurrence of any Debtor Liabilities including, but not limited to, the amount, terms and conditions thereof. The Guarantor hereby consents to the taking of, or failure to take, from time to time, any action of any nature whatsoever permitted by Law with respect to the Debtor Liabilities and with respect to any rights against any Person or Persons (including, without limitation, any Obligor), or in any property including, without limitation, any renewals, extensions, modifications, postponements, compromises, indulgences, waivers, surrenders, exchanges and releases, and the Guarantor will remain fully liable hereunder notwithstanding any or all of the foregoing. The granting of an express written release of the Guarantor’s liability hereunder or any other Obligor’s liability shall be effective only with respect to the liability hereunder of the Guarantor or Obligor who is specifically so expressly released but shall in no way affect the liability hereunder of the Guarantor or any Obligor not so expressly released. The dissolution of the Guarantor, or any other Obligor, shall in no way affect the liability hereunder or that of any other Obligor. The Guarantor hereby expressly waives: (i) notices of acceptance hereof; (ii) any presentment, demand, protest, notice of default in connection with the Debtor Liabilities, dishonor or notice of dishonor; (iii) any right of indemnification; and (iv) any defense arising by reason of any disability or other defense whatsoever to the liability of the Debtor, or any other circumstance which might otherwise constitute a defense available to, or in discharge of, the Guarantor with respect to its obligations hereunder.

No payment by the Guarantor shall entitle any other Obligor, by subrogation, contribution, indemnification or otherwise, to succeed to any of the rights of the Agent and the Lenders, including rights to any payment made on account of the Debtor Liabilities, regardless of the source of such payment, and the Guarantor shall not have any right of subrogation, contribution, indemnification or other rights to be reimbursed, made whole or otherwise compensated by any other Obligor with respect to any payments made hereunder, until all of the Debtor’s obligations to the Agent and the Lenders under the Credit Agreement and the other Loan Documents are satisfied in full and are not subject to any right of disgorgement and the Commitments are terminated. The Guarantor hereby waives any benefit of and any right to participate in any collateral security now or hereafter held by the Agent and the Lenders or any failure or refusal by the Agent and the Lenders to perfect an interest in any collateral security.

BANKRUPTCY OF THE DEBTOR. Neither the Guarantor’s obligations to make payment in accordance with the terms of this Agreement nor any remedy for the enforcement hereof shall be impaired, modified, changed, released or limited in any manner whatsoever by the Debtor’s bankruptcy or by any impairment, modification, change, release or limitation of (i) the liability of the Debtor, any Person assuming the obligations of the Debtor under the Credit Agreement or any of the other Loan Documents or the Debtor’s estate in bankruptcy or (ii) any remedy for the enforcement of the Debtor Liabilities, either of which result from the operation of any present or further provision of any bankruptcy act, Law or equitable cause or from the decision of any court. The Guarantor agrees that to the extent that the Debtor or any other Obligor makes a payment or payments to the Agent or any Lender, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be paid to a trustee, receiver or any other Person under any bankruptcy act, Law or equitable cause, then to the extent of such payment, the Debtor Liabilities or part thereof intended to be satisfied shall be revived and continued in full force and effect as if said payment had not been made.

PAYMENT OF COSTS. In addition to all other liabilities of the Guarantor hereunder, the Guarantor also agrees to pay to the Agent on demand all costs and expenses (including attorneys’ fees and legal expenses) which may be incurred in the enforcement or collection of the liabilities of the Guarantor hereunder.

PRIMARY LIABILITY OF THE GUARANTOR. The Guarantor agrees that this Agreement may be enforced by the Agent and the Lenders without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Credit Agreement and the other Loan Documents, or any collateral now or hereafter securing the Debtor Liabilities or otherwise, and the Guarantor hereby waives the right to require the Agent and the Lenders to proceed against any other Obligor or to require the Agent and the Lenders to pursue any other remedy or enforce any other right. The Guarantor further agrees that nothing contained herein shall prevent the Agent and the Lenders from suing on the Credit Agreement and the other Loan Documents, or any of them, or foreclosing their Lien, if any, on any collateral hereafter securing the Debtor Liabilities or from exercising any other rights available under the Credit Agreement and the other Loan Documents, or any other instrument of security if neither the Debtor nor the Guarantor timely satisfy the Debtor Liabilities thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of the obligations of the Guarantor thereunder; it being the purpose and intent of the Guarantor that the obligations of the Guarantor hereunder shall be absolute, independent and unconditional. Neither the obligations of the Guarantor under this Agreement nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Debtor or by reason of the bankruptcy or insolvency of the Debtor. If acceleration of the time for payment of any amount payable by the Debtor is stayed upon the insolvency or bankruptcy of the Debtor, amounts otherwise subject to acceleration under the terms of the Credit Agreement and the other Loan Documents including, without limitation, interest at the rates set forth in the Credit Agreement occurring after the date of such bankruptcy or insolvency, shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Agent. The Guarantor acknowledges that the term “Debtor Liabilities” as used herein includes any payments made by the Debtor to the Agent or the Lenders and subsequently recovered by the Debtor or a trustee for the Debtor pursuant to bankruptcy or insolvency proceedings.

ACCELERATION OF THE GUARANTOR’S LIABILITIES. Upon the occurrence of any of the following events, all of the Debtor Liabilities, at the Agent’s and the Lenders’ option, shall be deemed to be forthwith due and payable for the purposes of this Agreement and for determining the liability of the Guarantor hereunder, whether or not the Agent and the Lenders have any such rights against any other Obligor, and whether or not the Agent and the Lenders elect to exercise any rights or remedies against any other Person or property including, without limitation, any other Obligor: (1) the failure of the Guarantor to perform any covenant or obligation hereunder; or (2) the occurrence of an Event of Default under the Credit Agreement; (3) except as otherwise permitted pursuant to the terms of the Credit Agreement, the sale of all or substantially all of the assets, or change in ownership, or the dissolution, merger, consolidation or reorganization of the Guarantor; (4) any information or signature heretofore or hereafter furnished to the Agent or any Lender by the Guarantor, or delivered to the Agent or any Lender by an Obligor in connection with any of the Debtor Liabilities, is materially false or incorrect at the time when made; or (5) the failure of the Guarantor or any Obligor to furnish the Agent and the Lenders such financial and other information as required by the Loan Documents.

RIGHTS OF THE GUARANTOR. All rights and remedies of the Guarantor against the Debtor or any property of the Debtor or any collateral security for any of the Debtor Liabilities, whether arising by promissory note, subrogation, security agreement, mortgage or otherwise, shall in all respects be and remain subordinate and junior in right of payment and priority to the prior and indefeasible payment in full to the Agent and the Lenders of all Debtor Liabilities and to the priority of the Agent and the Lenders in any property of the Debtor and any collateral security for any of the Debtor Liabilities. Any amount which may have been paid to the Guarantor on account of any Indebtedness of the Debtor to the Guarantor, or on account of any subrogation or other rights of the Guarantor against the Debtor, when all of the Debtor Liabilities shall not have been indefeasibly paid in full, shall be held by the undersigned in trust for the benefit of the Lenders and shall forthwith be paid to the Agent to be credited and applied upon the Debtor Liabilities, whether matured or unmatured.

NOTICE TO THE AGENT AND THE LENDERS BY THE GUARANTOR. Any notice to the Agent or the Lenders by the Guarantor pursuant to the provisions hereof shall be sent by first-class or first-class express mail, private overnight or next business day courier or telecopy with confirmation in writing mailed first class, return receipt requested, in all cases with charges prepaid, and any such properly given notice will be effective when received, to:

PNC Bank, National Association

Three PNC Plaza

225 Fifth Avenue, 4th Floor

Pittsburgh, Pennsylvania 15222

Attention: Tracy DeCock

Telephone: (412) 762-9999

Telecopier: (412) 762-4718

Notice by the Guarantor shall not, in any way, reduce, diminish or release the liability of any other Obligor. In the event that this Agreement is preceded or followed by any other guaranty or surety agreement(s) regarding the Debtor or any other Person, all rights granted to the Agent and the Lenders in such agreement(s) shall be deemed to be cumulative and this Agreement shall not, in such event, be deemed to be cancelled, superseded, terminated or in any way limited.

FINANCIAL STATEMENTS OF THE GUARANTOR. Financial information provided by the Guarantor in connection herewith or with the Credit Agreement to the Agent or any Lender is accurate and complete and has been prepared in accordance with GAAP. There has been no Material Adverse Change since the date of such information. The Guarantor has made full and true disclosure of all pertinent financial and other information in connection with the transactions contemplated hereby.

MISCELLANEOUS. This Agreement shall be binding upon the Guarantor and the Guarantor’s successors and assigns, and shall inure to the benefit of the Agent and the Lenders, their respective endorsers, successors and assigns forever. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein. All matters arising hereunder shall be governed by the Laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles, and the parties hereto agree to the jurisdiction and venue of the Court of Common Pleas of Allegheny County, Pennsylvania and the United States District Court for the Western District of Pennsylvania with respect to any suit arising in connection herewith.

WAIVER OF TRIAL BY JURY. THE UNDERSIGNED HEREBY EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND IT WILL NOT AT ANY TIME INSIST

UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. THE UNDERSIGNED (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDERS TO ACCEPT THIS AGREEMENT AND MAKE THE LOANS.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound, has executed and delivered this Agreement on the 16th day of November, 2011, to be effective on the Effective Date.

WITNESS:	MSA INTERNATIONAL, INC.

By:

Name:

Title: